UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

January 31, 2011

Semi-Annual

Repor t

Legg Mason

Western Asset

Core Plus

Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Core Plus Bond Fund

Fund objective

The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Core Plus Bond Fund for the six-month reporting period ended January 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 25, 2011

Legg Mason Western Asset Core Plus Bond Fund	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the six months ended January 31, 2011. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in December 2010 and January 2011, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The second estimate for fourth quarter GDP was a 2.8% expansion.

Turning to the job market, the unemployment rate moved lower in December 2010 and January 2011, though it remained elevated throughout the reporting period. The unemployment rate fell from 9.8% in November to 9.4% in December 2010 and 9.0% in January 2011. This favorable trend, however, did not mean that all was well in the labor market. The unemployment rate has now equaled or exceeded 9.0% for twenty-one consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in

January 2011 that approximately 13.86 million Americans looking for work have yet to find a job, and almost 44% of these individuals have been out of work for more than six months.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 2.7% in January 2011 and the inventory of unsold homes was a 7.6 month supply at the current sales level, versus an 8.2 month supply in December. Despite this, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $158,800 in January 2011, down 3.7% from January 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown eighteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through most of the remainder of the reporting period. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month.

IV	Legg Mason Western Asset Core Plus Bond Fund

Investment commentary (cont’d)

Financial market overview

Aside from some weakness in August, the fixed-income market was largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds during the first half of the reporting period. The market then experienced a sharp sell-off beginning in mid-November. During this period, investors tended to favor the relative safety of U.S. Treasury securities. However, this setback proved to be only temporary as risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in January 2011, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Given fears regarding the strength of the economic recovery, the spread sectors (non-Treasury) started the reporting period in August by producing mixed results. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December 2010 and January 2011, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved higher during the six months ended January 31, 2011. When the period began, two- and ten-year Treasury yields were 0.55% and 2.94%, respectively. Treasury yields initially moved lower, with two-year Treasuries hitting their low for the period of 0.33% on November 4, 2010. Ten-year Treasuries reached their trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. In December, two- and ten-year Treasury yields peaked at 0.75% and 3.53%, respectively. When the

Legg Mason Western Asset Core Plus Bond Fund	V

period ended on January 31, 2011, two- and ten-year Treasury yields were 0.58% and 3.42%, respectively. For the six months ended January 31, 2011, the Barclays Capital U.S. Aggregate Indexiv returned 0.20%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month except for November 2010, when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexv returned 8.65% for the six months ended January 31, 2011.

After a strong start, the emerging market debt asset class gave back most of its gains during the second half of the reporting period. Initially, emerging market debt performed well given strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. It was a different story over the last three months of the period, as investor concerns regarding interest rate hikes in China and unrest in Tunisia and Egypt dragged the asset class down. All told, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 1.57% over the six months ended January 31, 2011.

Performance review

For the six months ended January 31, 2011, Class A shares of Legg Mason Western Asset Core Plus Bond Fund, excluding sales charges, returned 1.57%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned

0.20% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 1.26% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset Core Plus Bond Fund:
Class A	1.57%
Class B	1.29%
Class C	1.30%
Class R	1.40%
Class I	1.82%
Barclays Capital U.S. Aggregate Index	0.20%
Lipper Intermediate Investment Grade Debt Funds Category Average	1.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 590 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Western Asset Core Plus Bond Fund

Investment commentary (cont’d)

The 30-Day SEC Yields for the period ended January 31, 2011 for Class A, Class B, Class C, Class R and Class I shares were 2.26%, 1.82%, 1.90%, 2.08% and 2.74%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Class A shares would have been 2.16%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated November 30, 2010, the gross total operating expense ratios for Class A, Class B, Class C, Class R and Class I shares were 1.12%, 1.85%, 1.55%, 2.01% and 0.85%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.01% for Class A shares, 1.57% for Class B shares, 1.51% for Class C shares, 1.30% for Class R shares and 0.65% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 25, 2011

RISKS: The Fund is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Western Asset Core Plus Bond Fund	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2011 and July 31, 2010 and does not include derivatives, such as options written, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypo thet ical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.57%	$1,000.00	$1,015.70	1.01%	$5.13	Class A	5.00%	$1,000.00	$1,020.11	1.01%	$5.14
Class B	1.29	1,000.00	1,012.90	1.57	7.97	Class B	5.00	1,000.00	1,017.29	1.57	7.98
Class C	1.30	1,000.00	1,013.00	1.50	7.61	Class C	5.00	1,000.00	1,017.64	1.50	7.63
Class R	1.40	1,000.00	1,014.00	1.30	6.60	Class R	5.00	1,000.00	1,018.65	1.30	6.61
Class I	1.82	1,000.00	1,018.20	0.65	3.31	Class I	5.00	1,000.00	1,021.93	0.65	3.31

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Back Securities
BAI	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Core Plus	— Legg Mason Western Asset Core Plus Bond Fund
MBS	— Mortgage Back Securities

4	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Back Securities
BAI	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Core Plus	— Legg Mason Western Asset Core Plus Bond Fund
MBS	— Mortgage Back Securities

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 37.8%
Consumer Discretionary — 2.9%
Automobiles — 0.3%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	$330,000	$418,774
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	563,000	199,865	(a)
Motors Liquidation Co., Senior Notes	8.375%	7/15/33	31,000	11,160	(a)
Total Automobiles				629,799
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	24,000	25,920
Service Corp. International, Senior Notes	7.500%	4/1/27	73,000	71,540
Total Diversified Consumer Services				97,460
Hotels, Restaurants & Leisure — 0.0%
CCM Merger Inc., Notes	8.000%	8/1/13	14,000	14,000	(b)
MGM MIRAGE Inc., Senior Notes	7.625%	1/15/17	10,000	9,512
Station Casinos Inc., Senior Notes	7.750%	8/15/16	79,000	8	(a)(c)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	35,000	4	(a)(c)
Total Hotels, Restaurants & Leisure				23,524
Media — 2.5%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	20,176	24,514
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	240,000	242,400	(b)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	18,000	18,810	(b)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	69,000	87,113
Comcast Corp., Notes	6.500%	1/15/15	539,000	613,075
Comcast Corp., Notes	5.875%	2/15/18	55,000	60,965
Comcast Corp., Notes	6.450%	3/15/37	50,000	52,200
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	57,324
Comcast Corp., Senior Notes	6.950%	8/15/37	20,000	22,136
Comcast Corp., Senior Notes	6.400%	3/1/40	120,000	125,201
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	14,000	14,647
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	40,000	46,100
DISH DBS Corp., Senior Notes	7.000%	10/1/13	35,000	37,625
DISH DBS Corp., Senior Notes	6.625%	10/1/14	16,000	16,800
DISH DBS Corp., Senior Notes	7.750%	5/31/15	85,000	91,906
DISH DBS Corp., Senior Notes	7.875%	9/1/19	50,000	53,187
LIN Television Corp., Senior Subordinated Notes	6.500%	5/15/13	86,000	86,537
News America Inc., Notes	5.300%	12/15/14	864,000	962,903
News America Inc., Senior Notes	6.650%	11/15/37	20,000	21,734
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	240,000	306,315

See Notes to Financial Statements.

6	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	$560,000	$711,318
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	140,000	173,944
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	60,000	56,919
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	110,000	118,330
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	270,000	259,885
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	20,310
Time Warner Inc., Senior Notes	7.625%	4/15/31	215,000	254,995
United Business Media Ltd., Notes	5.750%	11/3/20	140,000	133,898	(b)
Total Media				4,671,091
Total Consumer Discretionary				5,421,874
Consumer Staples — 1.9%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	340,000	367,301
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	110,000	115,750
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	651,920
PepsiCo Inc., Senior Notes	7.900%	11/1/18	64,000	81,638
Total Beverages				1,216,609
Food & Staples Retailing — 0.6%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	510,000	594,374
CVS Corp.	9.350%	1/10/23	70,000	73,891	(b)
CVS Corp. Pass-Through Trust, Secured Notes	6.943%	1/10/30	336,942	367,166
Total Food & Staples Retailing				1,035,431
Food Products — 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	510,000	544,923
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	210,000	222,600	(b)
Tobacco — 0.3%
Altria Group Inc., Senior Notes	8.500%	11/10/13	200,000	236,427
Altria Group Inc., Senior Notes	9.250%	8/6/19	80,000	102,782
Reynolds American Inc., Senior Notes	7.250%	6/1/12	80,000	85,227
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	150,000	176,463
Total Tobacco				600,899
Total Consumer Staples				3,620,462
Energy — 5.0%
Energy Equipment & Services — 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	320,000	400,664

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	7

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy Equipment & Services — continued
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	$135,000	$142,763
Total Energy Equipment & Services				543,427
Oil, Gas & Consumable Fuels — 4.7%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	75,000	82,956
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	190,000	233,064
Apache Corp., Notes	6.000%	9/15/13	290,000	323,365
Apache Corp., Senior Notes	5.100%	9/1/40	50,000	46,033
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	430,000	471,402
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	140,000	146,790
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	10,000	10,488
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	90,000	93,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	100,000	105,750
ConocoPhillips, Notes	6.500%	2/1/39	380,000	440,904
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	55,000	66,930
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	153,650	(b)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	9,000	9,207
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	240,000	244,298
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	484,000	524,124
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	270,000	343,879
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	400,000	486,127
Hess Corp., Notes	8.125%	2/15/19	560,000	711,838
Hess Corp., Notes	7.875%	10/1/29	20,000	25,022
Hess Corp., Notes	7.300%	8/15/31	109,000	130,316
Kerr-McGee Corp., Notes	6.950%	7/1/24	221,000	241,314
Kerr-McGee Corp., Notes	7.875%	9/15/31	227,000	255,865
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	164,000	165,103
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	50,000	53,703
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	21,000	23,400
Noble Energy Inc., Senior Notes	8.250%	3/1/19	290,000	368,483
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	510,000	590,277
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	150,000	159,937
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	359,000	361,189
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	137,000	152,070
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	122,000	126,572
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000	454,835
QEP Resources Inc., Senior Notes	6.875%	3/1/21	160,000	168,000
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	135,000	148,500	(b)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	70,000	72,999

See Notes to Financial Statements.

8	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	6.375%	12/15/38	$260,000	$299,185
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	48,000	54,162
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	14,000	14,910
Williams Cos. Inc., Debentures	7.500%	1/15/31	74,000	81,762
Williams Cos. Inc., Notes	7.875%	9/1/21	133,000	158,602
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	133,000	149,179
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	233,000	283,506
Total Oil, Gas & Consumable Fuels				9,033,296
Total Energy				9,576,723
Financials — 18.0%
Capital Markets — 2.6%
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	158,000	150,890	(d)(e)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	20,000	16,975	(d)(e)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	40,000	42,246
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	20,000	20,942
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	60,000	62,162
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	80,000	85,619
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	30,000	32,024
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	80,000	86,716
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	230,000	255,929
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	570,000	587,747
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	190,000	204,524
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	480,000	486,854
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	120,000	33,300	(a)(b)(c)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,020,000	283,050	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	20,000	6	(a)(d)(e)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	190,000	57	(a)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,070,000	588	(a)
Morgan Stanley, Medium-Term Notes	0.753%	10/18/16	422,000	391,715	(d)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,410,000	1,464,519
UBS AG, Senior Notes	2.250%	1/28/14	250,000	250,820
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	280,000	288,663
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	110,000	110,917
Total Capital Markets				4,856,263
Commercial Banks — 5.0%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	10,000	7,300	(d)(e)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	490,000	516,745	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	9

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	$110,000	$113,155	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	230,000	241,258	(b)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	100,000	104,255	(b)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	200,000	200,881	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	527,500	(b)(d)(e)
Dexia Credit Local, Notes	2.375%	9/23/11	170,000	171,581	(b)
Glitnir Banki HF, Notes	6.330%	7/28/11	250,000	75,625	(a)(b)(c)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	373,000	0	(a)(b)(c)(d)(f)(g)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,200,000	1,162,500	(d)
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	284,000	283,315	(b)(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	220,000	208,480	(b)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	546,000	57,330	(a)(b)(c)
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	200,000	200,534	(b)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	250,000	256,059	(b)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	480,000	485,984
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	93,517	(b)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	320,000	332,696	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	180,000	233,335	(b)(d)(e)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	214,000	219,405	(b)(d)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	100,000	72,500	(d)(e)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	420,000	421,199
Royal Bank of Scotland Group PLC, Senior Subordinated Notes	6.375%	2/1/11	20,000	20,000
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	60,000	59,972
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	230,000	226,664
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	100,000	96,273
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	160,000	162,948
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	200,000	195,274
Royal Bank of Scotland PLC, Senior Notes	6.125%	1/11/21	50,000	49,777
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	281,961	(b)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	93,262	(b)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	330,000	336,490	(b)

See Notes to Financial Statements.

10	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	$138,000	$132,554	(d)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	892,000	964,738
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	387,000	375,303
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	380,000	419,444	(d)(e)
Total Commercial Banks				9,399,814
Consumer Finance — 1.4%
Ally Financial Inc., Notes	2.200%	12/19/12	390,000	401,458
American Express Co., Subordinated Debentures	6.800%	9/1/66	231,000	233,021	(d)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	60,000	65,248
American Express Credit Corp., Senior Notes	5.125%	8/25/14	490,000	531,235
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	100,000	87,500
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	410,000	462,323
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	477,000	487,820
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	69,000	69,231
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	270,000	281,931
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	56,000	45,632
SLM Corp., Senior Notes	6.250%	1/25/16	50,000	50,147
Total Consumer Finance				2,715,546
Diversified Financial Services — 5.9%
Bank of America Corp., Senior Notes	4.500%	4/1/15	280,000	290,879
Bank of America Corp., Senior Notes	7.625%	6/1/19	170,000	196,340
Bank of America Corp., Senior Notes	5.625%	7/1/20	500,000	515,137
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	970,000	994,313
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	130,000	137,589
Citigroup Funding Inc.	2.125%	7/12/12	440,000	450,082
Citigroup Funding Inc., Notes	2.250%	12/10/12	430,000	442,695
Citigroup Inc., Notes	6.500%	8/19/13	220,000	242,527
Citigroup Inc., Senior Notes	6.000%	12/13/13	500,000	548,649
Citigroup Inc., Senior Notes	6.375%	8/12/14	90,000	100,530
Citigroup Inc., Senior Notes	5.500%	10/15/14	110,000	119,751
Citigroup Inc., Senior Notes	6.010%	1/15/15	210,000	231,565
Citigroup Inc., Senior Notes	6.875%	3/5/38	330,000	354,256
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	590,000	618,765
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,290,000	1,325,676
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	30,000	29,206
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	110,000	109,155
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,200,000	1,349,336

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	11

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	$580,000	$587,975	(d)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	110,000	90,200	(b)(d)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	130,000	139,100	(b)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	650,000	698,750	(b)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	125,457
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	947,000	1,005,206
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	249,000	275,220
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	100,000	103,125
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	100,000	106,250	(b)
Total Diversified Financial Services				11,187,734
Insurance — 0.9%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	250,000	231,563
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	62,783
American International Group Inc., Senior Notes	8.250%	8/15/18	160,000	189,109
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	310,000	320,903
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	608,000	576,870
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	280,000	320,285	(b)
Total Insurance				1,701,513
Real Estate Investment Trusts (REITs) — 0.0%
Host Hotels & Resorts LP, Senior Notes	7.125%	11/1/13	16,000	16,320
Thrifts & Mortgage Finance — 2.2%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	150,000	158,112
U.S. Central Federal Credit Union, Notes	1.250%	10/19/11	4,000,000	4,028,128
Total Thrifts & Mortgage Finance				4,186,240
Total Financials				34,063,430
Health Care — 1.7%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	150,000	155,748
Health Care Providers & Services — 0.7%
HCA Inc., Senior Notes	6.250%	2/15/13	97,000	100,395
HCA Inc., Senior Notes	5.750%	3/15/14	174,000	176,610
HCA Inc., Senior Secured Notes	9.625%	11/15/16	37,000	40,006	(h)
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	273,439

See Notes to Financial Statements.

12	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	$70,000	$77,700
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	60,000	70,725
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	42,000	48,300
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	351,937
WellPoint Inc., Notes	5.875%	6/15/17	20,000	22,403
WellPoint Inc., Notes	7.000%	2/15/19	140,000	165,601
Total Health Care Providers & Services				1,327,116
Pharmaceuticals — 0.9%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	570,000	622,332
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	50,000	52,062	(b)
Pfizer Inc., Senior Notes	6.200%	3/15/19	380,000	444,468
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	220,000	254,630	(b)
Wyeth, Notes	5.950%	4/1/37	263,000	284,087
Total Pharmaceuticals				1,657,579
Total Health Care				3,140,443
Industrials — 1.6%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	170,000	195,839
Boeing Co., Senior Notes	4.875%	2/15/20	80,000	85,607
Raytheon Co., Senior Notes	3.125%	10/15/20	110,000	101,026
Total Aerospace & Defense				382,472
Airlines — 0.4%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	360,000	376,200	(b)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	162,512	173,481
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	119,971	138,267
Total Airlines				687,948
Commercial Services & Supplies — 0.2%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	60,000	65,559
Waste Management Inc., Senior Notes	6.375%	11/15/12	353,000	386,384
Total Commercial Services & Supplies				451,943
Industrial Conglomerates — 0.6%
Tyco International Group SA, Notes	6.000%	11/15/13	1,060,000	1,185,671
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	81,000	99,124
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	168,000	186,270
Total Road & Rail				285,394
Total Industrials				2,993,428

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	13

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 0.0%
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	$15,000	$16,163
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	40,000	44,123
Total Information Technology				60,286
Materials — 2.0%
Chemicals — 0.3%
CF Industries Inc., Senior Notes	6.875%	5/1/18	170,000	187,000
CF Industries Inc., Senior Notes	7.125%	5/1/20	120,000	133,650
FMC Finance III SA, Senior Notes	6.875%	7/15/17	220,000	235,125
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	10,420
Total Chemicals				566,195
Containers & Packaging — 0.3%
Ball Corp., Senior Notes	6.750%	9/15/20	160,000	169,600
Ball Corp., Senior Notes	5.750%	5/15/21	290,000	284,925
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	100,000	101,375	(b)
Total Containers & Packaging				555,900
Metals & Mining — 1.4%
Alcoa Inc., Notes	6.000%	7/15/13	20,000	21,997
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	140,000	170,742
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	460,000	545,597
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	288,000	321,511
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	380,000	441,869
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	370,000	491,270
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	25,000	26,562
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	76,000	77,900
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	60,000	64,500	(b)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	6,136
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	9,000	11,037
Vale Overseas Ltd., Notes	6.875%	11/21/36	308,000	325,680
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	230,000	246,100	(b)
Total Metals & Mining				2,750,901
Total Materials				3,872,996
Telecommunication Services — 2.6%
Diversified Telecommunication Services — 2.3%
AT&T Inc.	6.300%	1/15/38	80,000	82,748
AT&T Inc., Global Notes	5.500%	2/1/18	320,000	353,034

See Notes to Financial Statements.

14	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
AT&T Inc., Global Notes	6.550%	2/15/39	$350,000	$373,969
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	391,000	438,869
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	167,000	178,272
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	218,025
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	989,000	1,012,298
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	220,000	218,848
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	1,179,000	1,276,383
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	104,000	110,789
Windstream Corp., Senior Notes	8.625%	8/1/16	90,000	95,850
Total Diversified Telecommunication Services				4,359,085
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	140,000	155,139
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000	104,213
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	30,000	39,173
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	135,000	142,763
Rogers Cable Inc., Senior Secured Second Priority Notes	6.250%	6/15/13	35,000	38,682
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	95,680
Sprint Capital Corp., Global Notes	6.900%	5/1/19	30,000	30,225
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000	1,046
Total Wireless Telecommunication Services				606,921
Total Telecommunication Services				4,966,006
Utilities — 2.1%
Electric Utilities — 0.8%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	181,000	195,600
Exelon Corp., Bonds	5.625%	6/15/35	426,000	395,380
FirstEnergy Corp., Notes	6.450%	11/15/11	10,000	10,392
FirstEnergy Corp., Notes	7.375%	11/15/31	502,000	533,797
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	100,000	105,784
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	180,000	235,059
Total Electric Utilities				1,476,012
Gas Utilities — 0.2%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	384,000	394,271	(b)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	3,000	3,518
Total Gas Utilities				397,789

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	15

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Independent Power Producers & Energy Traders — 0.8%
AES Corp., Senior Notes	8.875%	2/15/11	$18,000	$18,023
AES Corp., Senior Notes	8.000%	6/1/20	670,000	733,650
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	155,000	167,012	(b)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	200,000	203,500	(b)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	11,000	8,140
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	159,000	103,350
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	13,304	8,914	(h)
Energy Future Holdings Corp., Senior Notes	6.550%	11/15/34	277,000	124,650
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	27,000	28,771
NRG Energy Inc., Senior Notes	7.375%	2/1/16	75,000	77,812
NRG Energy Inc., Senior Notes	7.375%	1/15/17	45,000	46,913
Total Independent Power Producers & Energy Traders				1,520,735
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	415,000	446,338
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	116,384
Total Multi-Utilities				562,722
Total Utilities				3,957,258
Total Corporate Bonds & Notes (Cost — $70,674,131)				71,672,906
Asset-Backed Securities — 4.3%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	160,000	170,734	(b)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	100,000	99,863	(b)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.605%	4/25/34	192,177	166,275	(d)
Asset Backed Securities Corp. Home Equity, 2003-HE7 M1	1.236%	12/15/33	150,995	137,677	(d)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.830%	9/25/34	130,000	116,506	(d)
CDC Mortgage Capital Trust, 2004-HE3 M1	1.175%	11/25/34	235,315	189,412	(d)
CIT Group Home Equity Loan Trust, 2003-1 A4	3.930%	3/20/32	777,899	760,512
Countrywide Asset-Backed Certificates, 2007-SD1 A1	0.710%	3/25/47	704,330	353,869	(b)(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.410%	11/15/36	99,189	77,720	(d)
Education Funding Capital Trust, 2004-1 A5	1.760%	6/15/43	100,000	92,613	(d)
First Franklin Mortgage Loan Asset-Backed Certificates, 2004-FF3 M1	1.085%	5/25/34	111,223	98,448	(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.470%	11/25/36	202,218	114,777	(d)
GSRPM Mortgage Loan Trust, 2007-1 A	0.660%	10/25/46	211,843	120,841	(b)(d)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	300,000	329,824	(b)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.487%	5/1/34	150,000	147,692	(d)

See Notes to Financial Statements.

16	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Keycorp Student Loan Trust, 2003-A 1A2	0.563%	10/25/32	$252,275	$237,836	(d)
Nelnet Student Loan Corp., 2004-2A A5B	1.090%	2/25/39	400,000	366,500	(d)
Nelnet Student Loan Trust, 2008-4 A4	1.783%	4/25/24	300,000	308,464	(d)
Novastar Home Equity Loan, 2003-3 A2C	1.320%	12/25/33	199,397	179,769	(d)
Option One Mortgage Loan Trust, 2003-1 A2	1.100%	2/25/33	64,663	54,560	(d)
Origen Manufactured Housing, 2006-A A2	3.761%	10/15/37	700,000	448,000	(d)
Origen Manufactured Housing, 2007-A A2	3.761%	4/15/37	800,000	496,000	(d)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.470%	4/25/45	500,000	400,000	(d)(f)
RAAC Series, 2006-RP4 A	0.550%	1/25/46	95,986	73,009	(b)(d)
RAAC Series, 2007-RP3 A	0.640%	10/25/46	230,335	151,886	(b)(d)
Renaissance Home Equity Loan Trust, 2003-1 A	1.120%	6/25/33	50,544	44,965	(d)
Renaissance Home Equity Loan Trust, 2003-3 A	0.760%	12/25/33	298,743	255,009	(d)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.385%	8/25/33	99,838	75,945	(d)
SACO I Trust, 2005-2 A	0.460%	4/25/35	35,087	14,772	(b)(d)
Saxon Asset Securities Trust, 2003-3 M1	0.910%	12/25/33	98,139	83,154	(d)
Saxon Asset Securities Trust, 2005-1 M1	0.720%	5/25/35	183,262	159,645	(d)
SLM Student Loan Trust, 2003-11 A6	0.592%	12/15/25	300,000	280,500	(b)(d)
Structured Asset Securities Corp., 2005-7XS 1A2B	5.270%	4/25/35	1,562,606	1,580,445
Total Asset-Backed Securities (Cost — $8,542,184)				8,187,222
Collateralized Mortgage Obligations — 11.4%
American Home Mortgage Assets, 2006-2 2A1	0.450%	9/25/46	135,359	79,637	(d)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	60,000	63,290
Banc of America Funding Corp., 2004-B 3A2	3.085%	12/20/34	212,279	145,285	(d)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.235%	12/25/34	236,982	225,192	(d)
Bayview Commercial Asset Trust, 2006-1A A1	0.530%	4/25/36	1,662,924	1,301,854	(b)(d)
Bear Stearns Commercial Mortgage Securities, 2007-PW15 A4	5.331%	2/11/44	140,000	145,757
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	119,627	126,908
Countrywide Alternative Loan Trust, 2004-14T2 A6	5.500%	8/25/34	1,191,943	1,205,518
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.471%	3/20/46	95,032	58,128	(d)
Countrywide Alternative Loan Trust, 2006-OA17 1A1A	0.456%	12/20/46	778,384	470,887	(d)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	190,000	196,145
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.710%	6/25/34	199,985	172,382	(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2A	0.671%	9/19/44	282,866	224,915	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	100,000	98,750
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.244%	4/25/20	1,521,476	114,027	(d)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	17

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.687%	6/25/20	$1,834,867	$188,841	(d)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1	1.522%	8/25/20	848,612	77,975	(d)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.630%	2/25/37	281,302	160,096	(d)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	200,000	210,339
Government National Mortgage Association (GNMA), 2005-13 SD, IO	6.539%	2/20/35	167,727	26,314	(d)
Government National Mortgage Association (GNMA), 2005-81 SD, IO, PAC	6.039%	12/20/34	234,786	26,406	(d)
Government National Mortgage Association (GNMA), 2006-47 SA, IO	6.539%	8/16/36	518,241	79,756	(d)
Government National Mortgage Association (GNMA), 2009-61 WQ, IO	5.989%	11/16/35	333,611	51,296	(d)
Government National Mortgage Association (GNMA), 2010-87 SK, IO	6.239%	7/16/40	444,427	62,092	(d)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.646%	12/20/60	600,242	596,916	(d)
Greenpoint Mortgage Funding Trust, 2006-AR4 A1A	0.360%	9/25/46	86,825	86,130	(d)
Greenpoint Mortgage Funding Trust, 2007-AR1 1A1A	0.340%	2/25/47	732,817	555,898	(d)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.390%	4/25/47	385,992	322,589	(d)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	70,000	74,383
GS Mortgage Securities Trust, 2007-GG10 A4	5.808%	8/10/45	390,000	413,483	(d)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.610%	3/25/35	154,332	131,667	(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.610%	9/25/35	444,003	374,335	(b)(d)
Harborview Mortgage Loan Trust, 2006-7 2A1A	0.461%	9/19/46	921,479	607,737	(d)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.481%	7/19/47	748,797	545,884	(d)
IMPAC Secured Assets Corp., 2005-1 5A1	0.530%	7/25/35	46,937	29,414	(d)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.460%	5/25/36	226,480	115,022	(d)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.261%	8/25/37	779,435	536,023	(d)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LDPX A3	5.420%	1/15/49	550,000	578,370
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	1,500,000	1,584,689
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	210,000	222,498	(d)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	190,000	204,098	(d)
Lehman XS Trust, 2007-8H A1	0.390%	6/25/37	11,493	5,868	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-6 5A1	2.912%	7/25/34	736,895	674,139	(d)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.763%	2/25/35	289,362	254,573	(d)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.660%	11/25/33	74,633	73,235	(d)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	235,491	243,227	(b)

See Notes to Financial Statements.

18	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.610%	5/25/35	$275,439	$228,243	(b)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.773%	2/25/35	497,281	503,885	(d)
Merrill Lynch Mortgage Trust, 2006-C1 A4	5.656%	5/12/39	1,043,863	1,135,685	(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	90,000	93,891
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	300,000	312,473	(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.965%	8/12/49	20,000	21,586	(d)
Morgan Stanley Mortgage Loan Trust, 2004-5AR 2A	2.928%	7/25/34	133,961	124,435	(d)
Mortgage IT Trust, 2005-2 1A1	0.520%	5/25/35	81,192	67,199	(d)
Mortgage IT Trust, 2005-3 A1	0.560%	8/25/35	152,016	119,794	(d)
NCUA Guaranteed Notes, 2010-C1 A2	2.900%	10/29/20	30,000	29,712
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	258,175	255,955
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	583,896	418,870
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.710%	1/25/37	449,736	269,744	(d)
RBSSP Resecuritization Trust, 2010-3 4A1	3.436%	12/26/35	170,968	170,267	(b)(d)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.465%	9/25/46	488,900	221,339	(d)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	298,044	284,188
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.660%	5/25/34	85,192	82,000	(d)
Sequoia Mortgage Trust, 2007-3 1A1	0.461%	7/20/36	553,146	457,689	(d)
Structured ARM Loan Trust, 2004-8 1A1	2.659%	7/25/34	5,561	4,548	(d)
Structured ARM Loan Trust, 2004-9XS A	0.630%	7/25/34	127,168	109,821	(d)
Structured Asset Securities Corp., 2002-9 A2	0.560%	10/25/27	106,430	95,431	(d)
Structured Asset Securities Corp., 2005-RF1 A	0.610%	3/25/35	107,661	88,387	(b)(d)
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.657%	2/25/33	135,305	133,964	(d)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.711%	9/25/33	56,797	56,539	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	192,339	175,672	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.580%	8/25/45	763,153	670,503	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.078%	6/25/47	52,967	37,600	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.357%	9/25/36	466,870	384,071	(d)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A2	2.759%	11/25/34	197,241	195,411	(d)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	19

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Wells Fargo Mortgage Backed Securities Trust, 2005-AR4 2A2	2.913%	4/25/35	$739,958	$713,118	(d)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.151%	8/27/35	454,052	436,816	(b)(d)
Total Collateralized Mortgage Obligations (Cost — $23,279,378)				21,640,804
Collateralized Senior Loans — 0.2%
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., Term Loan B2 (Cost — $410,349)	3.010%	9/24/14	419,307	397,503	(i)
Mortgage-Backed Securities — 27.5%
FHLMC — 4.0%
Federal Home Loan Mortgage Corp. (FHLMC)	3.800%	1/1/36	345,682	362,951	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.728%	2/1/37	69,016	73,261	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	6.174%	2/1/37	73,896	78,230	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.768%	5/1/37	160,203	170,445	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.858%	5/1/37	171,061	181,003	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	3/10/41	900,000	854,297	(j)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	3/10/41	100,000	98,672	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/1/13-11/1/35	145,429	155,924
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/14-1/1/32	471,187	521,891
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	662,878	720,813
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	3/10/41	4,100,000	4,362,339	(j)
Total FHLMC				7,579,826
FNMA — 13.5%
Federal National Mortgage Association (FNMA)	6.500%	2/1/14-6/1/15	4,868	5,319
Federal National Mortgage Association (FNMA)	6.000%	6/1/32-7/1/37	7,659,066	8,404,586
Federal National Mortgage Association (FNMA)	5.000%	11/1/35	1,378,394	1,397,769
Federal National Mortgage Association (FNMA)	5.500%	11/1/36	347,028	371,863
Federal National Mortgage Association (FNMA)	5.765%	8/1/37	471,199	502,180	(d)
Federal National Mortgage Association (FNMA)	3.500%	3/10/41	2,600,000	2,472,031	(j)
Federal National Mortgage Association (FNMA)	4.500%	3/10/41	6,500,000	6,624,923	(j)
Federal National Mortgage Association (FNMA)	5.000%	3/10/41	5,700,000	5,960,952	(j)
Total FNMA				25,739,623
GNMA — 10.0%
Government National Mortgage Association (GNMA)	8.500%	11/15/27	4,844	5,865
Government National Mortgage Association (GNMA)	6.000%	7/15/29-2/15/37	1,777,594	1,962,716

See Notes to Financial Statements.

20	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	6.500%	9/15/36-10/15/36	$180,683	$203,727
Government National Mortgage Association (GNMA)	5.000%	7/20/40-9/20/40	1,546,032	1,643,911
Government National Mortgage Association (GNMA)	3.500%	2/17/41	200,000	192,219	(j)
Government National Mortgage Association (GNMA)	4.000%	2/17/41	100,000	100,406	(j)
Government National Mortgage Association (GNMA)	4.500%	2/17/41	9,000,000	9,310,779	(j)
Government National Mortgage Association (GNMA)	5.500%	2/17/41	1,600,000	1,724,135	(j)
Government National Mortgage Association (GNMA)	6.000%	2/17/41	2,600,000	2,847,419	(j)
Government National Mortgage Association (GNMA)	2.073%	2/28/61	930,000	928,261	(f)
Total GNMA				18,919,438
Total Mortgage-Backed Securities (Cost — $50,885,828)				52,238,887
Municipal Bonds — 1.5%
California — 0.2%
California State, GO, Build America Bonds	7.300%	10/1/39	190,000	190,215
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	30,000	28,638
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	130,000	129,879
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/39	30,000	28,381
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	80,000	76,427
Total California				453,540
Georgia — 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	120,000	117,581
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	70,000	68,132
Total Georgia				185,713
New York — 0.2%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	210,000	203,494
Port Authority of New York & New Jersey	5.000%	1/15/41	200,000	194,546
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/37	50,000	48,210
Total New York				446,250

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	21

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — 0.7%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.980%	6/1/47	$1,400,000	$1,239,000	(d)(f)
Texas — 0.2%
North Texas Higher Education Authority Inc., Student Loan Revenue	1.203%	7/1/30	375,000	364,770	(d)
Washington — 0.1%
Washington State, GO	5.000%	2/1/33	100,000	99,735
Total Municipal Bonds (Cost — $2,787,647)				2,789,008
Sovereign Bonds — 0.3%
Mexico — 0.2%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	216,000	244,080
United Mexican States, Medium-Term Notes	6.050%	1/11/40	78,000	80,145
Total Mexico				324,225
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	122,000	125,965	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	8,950	10,279	(b)
Total Russia				136,244
Uruguay — 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1	1	(h)
Total Sovereign Bonds (Cost — $451,140)				460,470
U.S. Government & Agency Obligations — 16.6%
U.S. Government Agencies — 3.6%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	691,000	758,064	(b)
Federal Home Loan Bank (FHLB), Bonds	1.500%	1/16/13	250,000	253,815
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	345,000	367,633
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	125,000	154,644
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,350,000	860,628
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	150,000	161,034
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	550,000	604,700
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	120,000	131,505
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	500,000	532,954
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	460,000	494,448
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	270,000	209,546
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	80,000	64,443

See Notes to Financial Statements.

22	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	$290,000	$230,509
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	470,000	369,369
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	240,000	182,617
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	40,000	30,003
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	230,000	183,750
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	280,000	220,049
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	20,000	14,726
Tennessee Valley Authority, Bonds	5.980%	4/1/36	733,000	827,629
Tennessee Valley Authority, Notes	5.250%	9/15/39	180,000	185,796
Total U.S. Government Agencies				6,837,862
U.S. Government Obligations — 13.0%
U.S. Treasury Bonds	4.375%	11/15/39	4,960,000	4,811,200
U.S. Treasury Bonds	4.375%	5/15/40	450,000	436,080
U.S. Treasury Bonds	4.250%	11/15/40	960,000	910,200
U.S. Treasury Notes	1.000%	7/31/11	3,350,000	3,363,872
U.S. Treasury Notes	0.500%	11/15/13	30,000	29,683
U.S. Treasury Notes	1.000%	1/15/14	1,720,000	1,722,016
U.S. Treasury Notes	2.125%	12/31/15	890,000	898,761
U.S. Treasury Notes	2.750%	12/31/17	1,060,000	1,064,058
U.S. Treasury Notes	2.625%	1/31/18	2,250,000	2,237,344
U.S. Treasury Notes	2.625%	8/15/20	360,000	339,497
U.S. Treasury Notes	2.625%	11/15/20	2,750,000	2,578,554
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	5,570,000	3,085,479
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	5,950,000	3,248,349
Total U.S. Government Obligations				24,725,093
Total U.S. Government & Agency Obligations (Cost — $30,983,019)				31,562,955
U.S. Treasury Inflation Protected Securities — 2.8%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	71,655	74,841
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	628,198	685,275	(k)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,284,624	1,280,410
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	876,426	971,874
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,277,712	1,676,198
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	627,632	637,243
Total U.S. Treasury Inflation Protected Securities (Cost — $5,036,256)				5,325,841

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	23

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate		Shares	Value
Common Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares (Cost — $4,298)			139	$4,003	*
Preferred Stocks — 0.2%
Financials — 0.2%
Diversified Financial Services — 0.2%
Citigroup Capital XII	8.500%		10,850	285,355	(d)
Citigroup Capital XIII	7.875%		1,950	52,123	(d)
Total Preferred Stocks (Cost — $322,908)				337,478

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Mid Curve 2-Year Futures, Call @ $98.25		3/11/11	34	5,950
U.S. Treasury 10-Year Notes Futures, Put @ 120		2/18/11	25	13,281
Total Purchased Options (Cost — $28,364)				19,231

			Warrants
Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	147	1,000	*(c)
Total Investments before Short-Term Investments (Cost — $193,405,502)				194,637,308

		Maturity Date	Face Amount
Short-Term Investments — 15.8%
U.S. Government Agencies — 5.0%
Federal Home Loan Bank (FHLB), Discount Notes	0.165%	3/23/11	$1,300,000	1,299,702	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.170-0.180%	5/9/11	1,180,000	1,179,555	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.175%	5/11/11	1,810,000	1,809,303	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.235%	4/25/11	300,000	299,910	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.250%	5/9/11	4,900,000	4,898,153	(l)
Total U.S. Government Agencies (Cost — $9,484,816)				9,486,623
U.S. Treasury Bills — 1.8%
U.S. Treasury Bills (Cost — $3,346,952)	0.181%	6/9/11	3,350,000	3,348,248	(l)

See Notes to Financial Statements.

24	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

January 31, 2011

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — 9.0%
Morgan Stanley tri-party repurchase agreement dated 1/31/11; Proceeds at maturity - $17,121,095; (Fully collateralized by U.S. government agency obligations, 5.500% due 3/15/11; Market value — $17,464,062) (Cost — $17,121,000)	0.200%	2/1/11	$17,121,000	$17,121,000
Total Short-Term Investments (Cost — $29,952,768)				29,955,871
Total Investments — 118.4% (Cost — $223,358,270#)				224,593,179
Liabilities in Excess of Other Assets — (18.4)%				(34,855,870)
Total Net Assets — 100.0%				$189,737,309

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Securities are in default as of January 31, 2011.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Value is less than $1.

(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	25

Legg Mason Western Asset Core Plus Bond Fund

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	3/14/11	$98.75	14	$31,763
Eurodollar Futures, Call	3/14/11	98.88	13	25,431
Eurodollar Futures, Call	3/14/11	99.63	9	1,350
Eurodollar Futures, Put	3/14/11	99.63	9	731
Eurodollar Mid Curve 2-Year Futures, Call	3/11/11	98.50	34	1,700
U.S. Treasury 10-Year Notes Futures, Call	2/18/11	122.00	12	5,812
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	122.50	12	23,813
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	124.00	4	13,188
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	121.00	10	7,812
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	118.00	25	3,516
Total Written Options (Premiums received — $66,167)				$115,116

See Notes to Financial Statements.

26	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2011

Assets:
Investments, at value (Cost — $223,358,270)	$224,593,179
Foreign currency, at value (Cost — $156,585)	170,677
Receivable for securities sold	55,085,248
Interest receivable	1,354,181
Deposits with brokers for swap contracts	500,000
Receivable for Fund shares sold	254,997
Foreign currency collateral for open futures contracts, at value (Cost — $143,033)	148,168
Swaps at value (net premiums paid — $148,456)	145,925
Principal paydown receivable	23,570
Receivable from broker — variation margin on open futures contracts	11,236
Receivable for open swap contracts	1,886
Prepaid expenses	32,037
Other receivables	7,709
Total Assets	282,328,813

Liabilities:
Payable for securities purchased	89,442,660
Due to custodian	1,521,350
Payable for Fund shares repurchased	747,336
Swaps at value (net premiums received $152,308)	353,605
Written options, at value (premiums received $66,167)	115,116
Investment management fee payable	85,783
Unrealized depreciation on forward foreign currency contracts	68,992
Distribution fees payable	59,142
Distributions payable	34,189
Trustees’ fees payable	19,617
Payable for open swap contracts	77
Accrued expenses	143,637
Total Liabilities	92,591,504
Total Net Assets	$189,737,309

Net Assets:
Par value (Note 7)	$150
Paid-in capital in excess of par value	207,946,540
Undistributed net investment income	1,177,136
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(20,720,355)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	1,333,838
Total Net Assets	$189,737,309

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	27

Shares Outstanding:
ClassA	10,864,145
ClassB	402,807
ClassC	3,502,122
ClassR	13,845
ClassI	215,747

Net Asset Value:
ClassA (and redemption price)	$12.65
ClassB*	$12.75
ClassC*	$12.64
ClassR (and redemption price)	$12.66
ClassI (and redemption price)	$12.60
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 4.25%)	$13.21

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

28	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2011

Investment Income:
Interest	$3,892,187
Dividends	12,754
Total Investment Income	3,904,941

Expenses:
Investment management fee (Note 2)	635,654
Distribution fees (Notes 2 and 5)	360,458
Transfer agent fees (Note 5)	113,984
Registration fees	41,803
Shareholder reports	24,676
Audit and tax	23,816
Custody fees	6,780
Legal fees	6,495
Insurance	2,833
Trustees’ fees	2,167
Miscellaneous expenses	1,947
Total Expenses	1,220,613
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(105,688)
Compensating balance arrangements (Note 1)	(1,631)
Net Expenses	1,113,294
Net Investment Income	2,791,647

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,836,097
Futures contracts	(1,402,704)
Written options	106,548
Swap contracts	123,154
Foreign currency transactions	(582,497)
Net Realized Gain	80,598
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,320,933)
Futures contracts	885,992
Written options	17,662
Swap contracts	324,508
Foreign currencies	137,503
Change in Net Unrealized Appreciation (Depreciation)	44,732
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	125,330
Increase in Net Assets From Operations	$2,916,977

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	29

Statements of changes in net assets

For the Six Months Ended January 31, 2011 (unaudited) and the Year Ended July 31, 2010	2011	2010

Operations:
Net investment income	$2,791,647	$6,528,504
Net realized gain	80,598	3,880,870
Change in net unrealized appreciation (depreciation)	44,732	11,905,287
Proceeds from settlement of a regulatory matter	—	363,604	†
Increase in Net Assets From Operations	2,916,977	22,678,265

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,324,723)	(6,963,543)
Decrease in Net Assets From Distributions to Shareholders	(3,324,723)	(6,963,543)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	19,304,645	41,923,916
Reinvestment of distributions	3,106,502	6,562,150
Cost of shares repurchased	(25,137,044)	(46,728,288)
Increase (Decrease) in Net Assets From Fund Share Transactions	(2,725,897)	1,757,778
Increase (Decrease) in Net Assets	(3,133,643)	17,472,500

Net Assets:
Beginning of period	192,870,952	175,398,452
End of period*	$189,737,309	$192,870,952
* Includes undistributed net investment income of:	$1,177,136	$1,710,212

†	The Fund received $297,563, $51,661, $14,143 and $237 for Classes A, B, C and I, respectively, related to this distribution.

See Notes to Financial Statements.

30	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010	2009	2008	2007	2006[3]

Net asset value, beginning of period	$12.68	$11.64	$11.42	$11.94	$12.06	$12.49

Income (loss) from operations:
Net investment income	0.19	0.44	0.50	0.53	0.56	0.51
Net realized and unrealized gain (loss)	0.01	1.04	0.18	(0.56)	(0.06)	(0.39)
Proceeds from settlement of a regulatory matter	—	0.03	—	—	—	—
Total income (loss) from operations	0.20	1.51	0.68	(0.03)	0.50	0.12

Less distributions from:
Net investment income	(0.23)	(0.47)	(0.46)	(0.46)	(0.62)	(0.55)
Return of capital	—	—	—	(0.03)	—	—
Total distributions	(0.23)	(0.47)	(0.46)	(0.49)	(0.62)	(0.55)

Net asset value, end of period	$12.65	$12.68	$11.64	$11.42	$11.94	$12.06
Total return[4]	1.57%	13.22%[5]	6.28%	(0.39)%	4.12%	0.97%

Net assets, end of period (000s)	$137,426	$137,649	$126,873	$130,940	$142,009	$153,653

Ratios to average net assets:
Gross expenses	1.12%[6]	1.10%	1.04%	1.14%	1.12%[7]	1.04%
Net expenses[8,9]	1.01 [6,10]	1.01 [10]	1.00 [10]	1.01 [10]	1.02 [7,10]	1.02
Net investment income	2.98 [6]	3.65	4.59	4.48	4.58	4.19

Portfolio turnover rate[11]	122%	92%	51%	88%	240%[12]	139%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.95%. Class A received $297,563 related to this distribution.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 1.00%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.01%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 426% for the six months ended January 31, 2011 and 282%, 260%, 432%, 556% and 458% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[12]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	31

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2011[2]	2010	2009	2008	2007	2006[3]

Net asset value, beginning of period	$12.78	$11.65	$11.42	$11.94	$12.06	$12.50

Income (loss) from operations:
Net investment income	0.16	0.38	0.44	0.47	0.49	0.44
Net realized and unrealized gain (loss)	0.01	1.04	0.19	(0.57)	(0.06)	(0.40)
Proceeds from settlement of a regulatory matter	—	0.12	—	—	—	—
Total income (loss) from operations	0.17	1.54	0.63	(0.10)	0.43	0.04

Less distributions from:
Net investment income	(0.20)	(0.41)	(0.40)	(0.39)	(0.55)	(0.48)
Return of capital	—	—	—	(0.03)	—	—
Total distributions	(0.20)	(0.41)	(0.40)	(0.42)	(0.55)	(0.48)

Net asset value, end of period	$12.75	$12.78	$11.65	$11.42	$11.94	$12.06
Total return[4]	1.29%	13.38%[5]	5.80%	(0.95)%	3.56%	0.32%

Net assets, end of period (000s)	$5,136	$5,068	$6,091	$7,417	$9,288	$12,406

Ratios to average net assets:
Gross expenses	1.84%[6]	1.82%	1.64%	1.77%	1.68%[7]	1.61%
Net expenses[8,9]	1.57 [6,10]	1.57 [10]	1.54 [10]	1.57 [10]	1.57 [7,10]	1.58
Net investment income	2.42 [6]	3.10	4.05	3.92	4.02	3.60

Portfolio turnover rate[11]	122%	92%	51%	88%	240%[12]	139%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.32%. Class B received $51,661 related to this distribution.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.65% and 1.55%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.57%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 426% for the six months ended January 31, 2011 and 282%, 260%, 432%, 556% and 458% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[12]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

32	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2010	2009	2008	2007	2006[3]

Net asset value, beginning of period	$12.66	$11.65	$11.42	$11.94	$12.06	$12.50

Income (loss) from operations:
Net investment income	0.16	0.38	0.45	0.46	0.49	0.45
Net realized and unrealized gain (loss)	0.01	1.04	0.19	(0.55)	(0.05)	(0.41)
Total income (loss) from operations	0.17	1.42	0.64	(0.09)	0.44	0.04

Less distributions from:
Net investment income	(0.19)	(0.41)	(0.41)	(0.40)	(0.56)	(0.48)
Return of capital	—	—	—	(0.03)	—	—
Total distributions	(0.19)	(0.41)	(0.41)	(0.43)	(0.56)	(0.48)

Net asset value, end of period	$12.64	$12.66	$11.65	$11.42	$11.94	$12.06
Total return[4]	1.30%	12.37%	5.86%	(0.90)%	3.63%	0.38%

Net assets, end of period (000s)	$44,283	$47,475	$42,112	$39,169	$17,413	$5,990

Ratios to average net assets:
Gross expenses	1.57%[5]	1.54%	1.49%	1.55%	1.60%[6]	1.54%
Net expenses[7,8]	1.50 [5,9]	1.51 [9]	1.48 [9]	1.51 [9]	1.52 [6,9]	1.51
Net investment income	2.49 [5]	3.15	4.10	3.90	4.07	3.66

Portfolio turnover rate[10]	122%	92%	51%	88%	240%[11]	139%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56% and 1.49%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.51%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 426% for the six months ended January 31, 2011 and 282%, 260%, 432%, 556% and 458% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class R Shares[1]	2011[2]	2010	2009	2008	2007[3]

Net asset value, beginning of period	$12.68	$11.66	$11.45	$11.96	$12.28

Income (loss) from operations:
Net investment income	0.17	0.41	0.47	0.49	0.29
Net realized and unrealized gain (loss)	0.01	1.04	0.17	(0.55)	(0.29)
Total income (loss) from operations	0.18	1.45	0.64	(0.06)	—

Less distributions from:
Net investment income	(0.20)	(0.43)	(0.43)	(0.42)	(0.32)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.20)	(0.43)	(0.43)	(0.45)	(0.32)

Net asset value, end of period	$12.66	$12.68	$11.66	$11.45	$11.96
Total return[4]	1.40%	12.65%	5.85%	(0.62)%	(0.01)%

Net assets, end of period (000s)	$175	$253	$239	$979	$520

Ratios to average net assets:
Gross expenses	1.73%[5]	2.01%	1.45%	1.38%	1.95%[5,6]
Net expenses[7,8,9]	1.30 [5]	1.30	1.30	1.30	1.56 [5,6]
Net investment income	2.68 [5]	3.35	4.30	4.17	4.59 [5]

Portfolio turnover rate[10]	122%	92%	51%	88%	240%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2011 (unaudited).

[3]	For the period December 28, 2006 (inception date) to July 31, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.69% and 1.30%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 426% for the six months ended January 31, 2011 and 282%, 260%, 432%, 556% and 458% for the years ended July 31, 2009, 2008, and 2007, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

34	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2010	2009	2008	2007	2006[3]

Net asset value, beginning of period	$12.61	$11.59	$11.37	$11.88	$12.06	$12.50

Income (loss) from operations:
Net investment income	0.22	0.47	0.54	0.57	0.60	0.56
Net realized and unrealized gain (loss)	0.01	1.06	0.17	(0.56)	(0.12)	(0.41)
Total income from operations	0.23	1.53	0.71	0.01	0.48	0.15

Less distributions from:
Net investment income	(0.24)	(0.51)	(0.49)	(0.49)	(0.66)	(0.59)
Return of capital	—	—	—	(0.03)	—	—
Total distributions	(0.24)	(0.51)	(0.49)	(0.52)	(0.66)	(0.59)

Net asset value, end of period	$12.60	$12.61	$11.59	$11.37	$11.88	$12.06
Total return[4]	1.82%	13.46%	6.66%	(0.02)%	3.99%	1.24%

Net assets, end of period (000s)	$2,717	$2,426	$83	$95	$42	$680,050

Ratios to average net assets:
Gross expenses	1.05%[5]	0.85%	0.87%	0.93%	0.69%[6]	0.66%
Net expenses[7,8]	0.65 [5,9]	0.65 [9]	0.65 [9]	0.65 [9]	0.66 [6,9]	0.66
Net investment income	3.36 [5]	3.89	4.95	4.80	4.92	4.58

Portfolio turnover rate[10]	122%	92%	51%	88%	240%[11]	139%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2011 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.67% and 0.64%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 426% for the six months ended January 31, 2011 and 282%, 260%, 432%, 556% and 458% for the years ended July 31, 2010, 2009, 2008, 2007 and 2006, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	35

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security

36	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$71,672,906	$0	*	$71,672,906
Asset-backed securities	—	7,787,222	400,000		8,187,222
Collateralized mortgage obligations	—	21,640,804	—		21,640,804
Collateralized senior loans	—	397,503	—		397,503
Mortgage-backed securities	—	51,310,626	928,261		52,238,887
Municipal bonds		1,550,008	1,239,000		2,789,008
Sovereign bonds	—	460,470	—		460,470
U.S. government & agency obligations	—	31,562,955	—		31,562,955
U.S. treasury inflation protected securities	—	5,325,841	—		5,325,841
Common stocks	$4,003	—	—		4,003
Preferred stocks	337,478	—	—		337,478
Purchased options	19,231	—	—		19,231
Warrants	—	1,000	—		1,000
Total long-term investments	$360,712	$191,709,335	$2,567,261		$194,637,308
Short-term investments†	—	29,955,871	—		29,955,871
Total investments	$360,712	$221,665,206	$2,567,261		$224,593,179
Other financial instruments:
Futures contracts	635,569	—	—		635,569
Total return swaps	—	3,947	—		3,947
Credit default swaps on credit indices — buy protection‡	—	141,978	—		141,978
Total other financial instruments	$635,569	$145,925	—		$781,494
Total	$996,281	$221,811,131	$2,567,261		$225,374,673

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	37

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$115,116	—	—	$115,116
Futures contracts	234,096	—	—	234,096
Forward foreign currency contracts	—	$68,992	—	68,992
Interest rate swaps	—	261,884	—	261,884
Credit default swaps on credit indices — sell protection‡	—	91,721	—	91,721
Total	$349,212	$422,597	—	$771,809

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities	Mortgage- Backed Securities	Municipal Bonds	Total
Balance as of July 31, 2010	$1,399		$360,000	—	$1,239,000	$1,600,399
Accrued premiums/discounts	—		1,671	—	1,919	3,590
Realized gain (loss)	—		—	—	—	—
Change in unrealized appreciation (depreciation)[1]	(1,399)		21,079	$5	(1,919)	17,766
Net purchases (sales)	—		383,750	928,256	—	1,312,006
Transfers into Level 3	—		—	—	—	—
Transfers out of Level 3	—		(366,500)	—	—	(366,500)
Balance as of January 31, 2011	$0	*	$400,000	$928,261	$1,239,000	$2,567,261
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2011[1]	$(1,399)		$15,282	$5	$(1,919)	$11,969

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the

38	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	39

if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2011, the total notional value of all credit default swaps to sell protection is $3,786,800. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

40	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For average notional amounts of swaps held during the period ended January 31, 2011 see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	41

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

42	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	43

stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Loan participations. The Fund invests in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

44	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	45

contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2011, the Fund held credit default swaps, written options, forward foreign currency contracts and interest rate swaps with credit related contingent features which had a liability position of $537,713. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2011, the Fund had posted with its counterparties cash and securities as collateral to cover the net liability of all derivatives amounting to $500,000, which could be used to reduce the required payment.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

46	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and 0.60% of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, B, C, R and I shares did not exceed 1.01%, 1.57%, 1.51%, 1.30% and 0.65%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the six months ended January 31, 2011, fees waived and/or expenses reimbursed amounted to $105,688.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	47

For the six months ended January 31, 2011, LMIS and its affiliates received sales charges of approximately $7,400 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$5,000	$5,200	$2,500

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2011, the Fund had accrued $4,320 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$27,235,682	$817,919,577
Sales	14,966,571	829,720,043

At January 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,248,456
Gross unrealized depreciation	(7,013,547)
Net unrealized appreciation	$1,234,909

At January 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-day Eurodollar	10	3/11	$2,489,282	$2,491,375	$2,093
90-day Eurodollar	53	3/13	12,977,822	12,990,300	12,478
U.S. Treasury 2-year Notes	14	3/11	3,070,249	3,068,625	(1,624)
U.S. Treasury 10-year Notes	122	3/11	14,683,897	14,737,219	53,322
Ultra Long Term U.S. Treasury Bonds	29	3/11	3,784,156	3,571,531	(212,625)
					$(146,356)

48	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
90-day Eurodollar	53	3/12	$13,115,540	$13,135,387	$(19,847)
U.S. Treasury 5-year Notes	135	3/11	16,117,225	15,985,898	131,327
U.S. Treasury 30-year Bonds	80	3/11	10,086,349	9,650,000	436,349
					547,829
Net unrealized gain on open futures contracts					$401,473

At January 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Euro	Citibank N.A.	1,459,025	$1,997,312	2/14/11	$(68,262)
Japanese Yen	Citibank N.A.	83,330,000	1,015,304	2/14/11	(730)
Net unrealized loss on open forward foreign currency contracts					$(68,992)

During the six months ended January 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding July 31, 2010	164	$90,058
Options written	314	138,842
Options closed	(181)	(107,771)
Options exercised	(50)	(28,806)
Options expired	(105)	(26,156)
Written options, outstanding January 31, 2011	142	$66,167

At January 31, 2011, the Fund held TBA securities with a total cost of $34,501,968.

At January 31, 2011, the Fund held the following swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund‡	Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$470,000	2/15/25	zero coupon	3-Month LIBOR	—	$(19,725)
Barclays Capital Inc.	600,000	2/15/25	zero coupon	3-Month LIBOR	—	(28,252)
Morgan Stanley & Co. Inc.	1,160,000	2/15/25	zero coupon	3-Month LIBOR	—	(51,619)
Barclays Capital Inc.	1,740,000	2/15/25	zero coupon	3-Month LIBOR	—	(81,146)
Barclays Capital Inc.	1,680,000	2/15/25	zero coupon	3-Month LIBOR	—	(81,142)
Total	$5,650,000				—	$(261,884)

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	49

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	$230,000	2/17/51	0.350% monthly	$(10,636)	$(10,638)	$2
Barclays Capital Inc. (CDX.NA.IG.9 Index)	2,516,800	12/20/12	0.600% quarterly	(4,782)	(58,762)	53,980
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA Index)	160,000	2/17/51	0.350% monthly	(7,399)	(18,858)	11,459
JP Morgan Securities Inc. (CMBX.NA.AM.3)	640,000	12/13/49	0.500% monthly	(57,806)	(52,800)	(5,006)
JP Morgan Securities Inc. (CMBX 4 2007-2 AAA)	240,000	2/17/51	0.350% monthly	(11,098)	(11,250)	152
Total	$3,786,800			$(91,721)	$(152,308)	$60,587

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	$280,000	10/12/52	0.100% monthly	$8,300	$16,422	$(8,122)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	60,000	12/13/49	0.080% monthly	2,861	5,454	(2,593)
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	140,000	12/13/49	0.080% monthly	6,675	11,087	(4,412)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	670,000	12/13/49	0.080% monthly	31,945	32,441	(496)
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	10,000	12/13/49	0.080% monthly	477	491	(14)
Credit Suisse First Boston Inc. (CMBX NA AM 4)	280,000	2/17/51	0.500% monthly	30,674	26,412	4,262
Credit Suisse First Boston Inc. (CMBX NA AM 4)	270,000	2/17/51	0.500% monthly	29,578	26,312	3,266
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	80,000	12/13/49	0.080% monthly	3,814	3,699	115
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	60,000	12/13/49	0.080% monthly	2,861	2,738	123
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	520,000	12/13/49	0.080% monthly	24,793	23,400	1,393
Total	$2,370,000			$141,978	$148,456	$(6,478)

50	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc.	$90,847	1/12/40	1-Month LIBOR	IOS.FN30.400.09	—	$260
Barclays Capital Inc.	237,252	1/12/40	1-Month LIBOR	IOS.FN30.500.09	—	359
JP Morgan Securities Inc.	316,336	1/12/40	1-Month LIBOR	IOS.FN30.500.09	—	3,328
Total	$644,435				—	$3,947

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$19,231	—	$19,231
Futures contracts[3]	635,569	—	635,569
Swap contracts[4]	3,947	$141,978	145,925
Total	$658,747	$141,978	$800,725

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	$115,116	—	—	$115,116
Futures contracts[3]	234,096	—	—	234,096
Swap contracts[4]	261,884	—	$91,721	353,605
Forward foreign currency contracts	—	$68,992	—	68,992
Total	$611,096	$68,992	$91,721	$771,809

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	51
[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(42,477)	—	—	$(42,477)
Written options	106,548	—	—	106,548
Futures contracts	(1,415,276)	$12,572	—	(1,402,704)
Swap contracts	171,262	—	$(48,108)	123,154
Forward foreign currency contracts	—	(248,374)	—	(248,374)
Total	$(1,179,943)	$(235,802)	$(48,108)	$(1,463,853)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(36,676)	—	—	$(36,676)
Written options	17,662	—	—	17,662
Futures contracts	885,992	—	—	885,992
Swap contracts	239,445	—	$85,063	324,508
Forward foreign currency contracts	—	$133,528	—	133,528
Total	$1,106,423	$133,528	$85,063	$1,325,014

During the six months ended January 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$16,227
Written options	118,978
Forward foreign currency contracts (to buy)†	1,062,179
Forward foreign currency contracts (to sell)	5,379,026
Futures contracts (to buy)	22,746,962
Futures contracts (to sell)	32,393,913

52	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Average Notional Balance
Interest rate swap contracts	$6,396,429
Credit default swap contracts (to buy protection)	2,174,714
Credit default swap contracts (to sell protection)	3,269,129
Total return swap contracts	755,062

†	At January 31, 2011, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$175,777	$75,645
Class B	19,980	8,740
Class C	164,127	25,443
Class R	574	536
Class I	—	3,620
Total	$360,458	$113,984

For the six months ended January 31, 2011, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$76,534
Class B	7,153
Class C	16,444
Class R	490
Class I	5,067
Total	$105,688

6. Distributions to shareholders by class

	Six Months Ended January 31, 2011	Year Ended July 31, 2010
Net Investment Income:
Class A	$2,516,059	$5,192,008
Class B	80,243	181,690
Class C	677,600	1,542,962
Class R	3,542	9,300
Class I	47,279	37,583
Total	$3,324,723	$6,963,543

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	53

7. Shares of beneficial interest

At January 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2011		Year Ended July 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	981,632	$12,528,471	1,884,357	$22,990,270
Shares issued on reinvestment	185,444	2,368,056	402,701	4,931,160
Shares repurchased	(1,158,981)	(14,774,319)	(2,326,923)	(28,442,546)
Net increase (decrease)	8,095	$122,208	(39,865)	$(521,116)

Class B
Shares sold	104,619	$1,345,076	123,111	$1,502,221
Shares issued on reinvestment	5,609	72,199	13,407	164,256
Shares repurchased	(103,964)	(1,337,730)	(262,978)	(3,201,914)
Net increase (decrease)	6,264	$79,545	(126,460)	$(1,535,437)

Class C
Shares sold	319,180	$4,059,402	1,045,176	$12,679,970
Shares issued on reinvestment	49,302	628,950	118,210	1,447,219
Shares repurchased	(616,005)	(7,835,515)	(1,029,124)	(12,554,490)
Net increase (decrease)	(247,523)	$(3,147,163)	134,262	$1,572,699

Class R
Shares sold	4,773	$61,211	6,751	$80,521
Shares issued on reinvestment	277	3,540	754	9,225
Shares repurchased	(11,130)	(141,336)	(8,107)	(99,389)
Net decrease	(6,080)	$(76,585)	(602)	$(9,643)

Class I
Shares sold	103,628	$1,310,485	380,537	$4,670,934
Shares issued on reinvestment	2,657	33,757	827	10,290
Shares repurchased	(82,903)	(1,048,144)	(196,153)	(2,429,949)
Net increase	23,382	$296,098	185,211	$2,251,275

8. Capital loss carryforward

As of July 31, 2010, the Fund had a net capital loss carryforward of approximately $19,927,914, of which $292,572 expires in 2012, $262,688 expires in 2013, $18,564,651 expires in 2015 and $808,003 expires in 2016. These amounts will be available to offset any future taxable capital gains.

54	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the

Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report	55

U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset/CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of Citi Funds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently

56	Legg Mason Western Asset Core Plus Bond Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending July 31, 2012.

Legg Mason Western Asset Core Plus Bond Fund	57

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Core Plus Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and the presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

58	Legg Mason Western Asset Core Plus Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadvisers’ risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadvisers’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Legg Mason Western Asset Core Plus Bond Fund	59

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as intermediate investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2010 was above the median and that its performance for the 3-, 5- and 10-year periods ended June 30, 2010 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods. The Board also noted the Fund’s improved more recent performance.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as intermediate

60	Legg Mason Western Asset Core Plus Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

Legg Mason Western Asset Core Plus Bond Fund	61

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

Core Plus Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Core Plus Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01088 3/11 SR11-1329

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 24, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: March 24, 2011